Related Parties	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Parties	Related Parties
Subsidiaries of the Company earned revenue of $243,000 (December 31, 2022: $428,000) from Corvus Pharmaceuticals during the year. Dr. Linda Grais serves as a Director and shareholder of Corvus Pharmaceuticals. $101,000 (December 31, 2022: $231,000) was noted as due from Corvus Pharmaceuticals at December 31, 2023.

Subsidiaries of the Company earned revenue of $45,000 (December 31, 2022: $235,000) from Afimmune Limited during the year. Dr. John Climax is Chief Executive Officer and a Director and shareholder of Afimmune Limited. $47,000 was noted as due from Afimmune Limited at December 31, 2023 (December 31, 2022: $263,000).
On July 24, 2020, a subsidiary of the Company, ICON Clinical Research Limited, entered into an agreement to jointly establish a new company, Oncacare Limited ("Oncacare"), a specialized oncology site network in the US and EMEA regions, with a third party. The Company invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. On April 20, 2023, the Company completed the purchase of the majority investor’s 51% majority voting share capital of Oncacare. The consideration paid by ICON to purchase the 51% majority voting share capital was $5.1 million. As a result of this transaction (the "Oncacare acquisition"), Oncacare and its subsidiaries became wholly owned subsidiaries of the ICON Group. Prior to the Oncacare acquisition, the Company recorded losses of $0.4 million and $3.1 million representing its pro rata share of the losses in Oncacare during the year ended December 31, 2023 and December 31, 2022, respectively. The Oncacare acquisition also resulted in goodwill of $13.4 million and gave rise to an acquisition-related gain of $6.2 million.